SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                   July 24, 2002
                                   -------------
                                   Date of Report
                        (Date of Earliest Event Reported)



                           Milinx Business Group, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                  P-O Box 2156
                               Danville, CA 94526
                               ------------------
                    (Address of principal executive offices)



                                 (435) 628-2833
                                 --------------
                          Registrant's telephone number





       Delaware                      000-26421                    91-1954074
------------------------       ----------------------          -----------------
(State of Incorporation)      (Commission File Number)         (I.R.S. Employer)

Item 4. Changes in Registrant's Certifying Accountant.



On July 17, 2002, Milinx Business Group, Inc. (the "Company") received an unsolicited letter from Grant-Thornton LLP ("GT"), its former independent accountants, notifying the Company that the client-auditor relationship between the Company and GT had "ceased." A copy of this letter is attached hereto as
Exhibit 1 and incorporated herein by reference and it is the Company's understanding that GT resigned as its independent public accountants effective as July 17, 2002.



The Company has not yet determined who it intends to appoint as its independent public accountants on a going forward basis. Upon making such appointment, the Company will file a subsequent Current Report on Form 8-K in accordance with the requirements of that form.





SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







          MILINX BUSINESS GROUP, INC.                        DATE



         /s/ John Erickson                              July 19, 2001
         ------------------------------------          ---------------
          John Erickson, Director



         /s/ Robert A. Zielinski                        July 19, 2001
         ------------------------------------          ---------------
          Robert A. Zielinski, Director



         /s/ Joseph Edmunds                             July 19, 2001
         ------------------------------------          ---------------
          Joseph Edmunds, Director